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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2006


                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


          WYOMING                       09-154                  83-0211506
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


           2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND 20852
               (Address of principal executive offices) (Zip code)


                                 (301) 468-1200
               Registrant's telephone number, including area code


                                      NONE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2006, Paradigm Holdings, Inc. (the "Company"), entered into two firm fixed price contracts with the Internal Revenue Service effective April 1, 2006. The contracts for Long Term Maintenance Computing Centers ("LTMCC") and Corporate Systems Modernization / Mirror Image Acquisition ("CSM/MIA") have a total value of up to $13,906,452. The contracts have a period of performance of April 1, 2006 through March 31, 2007. The Company has received delivery orders, which provide funding of $6,121,131 to cover services performed through September 30, 2006. The contracts were issued to continue services previously provided under five year contracts that ended March 31, 2006.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.3 and incorporated by reference herein is the press release issued by Paradigm Holdings, Inc. on April 17, 2006 announcing the signing of two contract awards with the Internal Revenue Service on March 31, 2006, with a total value of up to $13,906,452. This information is not deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

     Number           Description
-----------------     ----------------------------------------------------------

      99.1 Department of Treasury - IRS Long Term Maintenance Computing Centers contract effective April 1, 2006

      99.2 Department of Treasury - IRS Corporate Systems Modernization / Mirror Image Acquisition contract effective April 1, 2006

      99.3            Press Release of Paradigm Holdings, Inc. dated April 17,
                      2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006

                             PARADIGM HOLDINGS, INC.

                             By:     /s/ Raymond A. Huger
                                     ------------------------------------------

                                                   Raymond A. Huger
                                         Chairman and Chief Executive Officer




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